EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Deluxe Corporation


        We consent to the incorporation by reference in this Registration Statement of Deluxe Corporation on Form S-8 of our report dated January 26, 2000, appearing in the Annual Report on Form 10-K of Deluxe Corporation for the fiscal year ended December 31, 1999.


                                       /s/ Deloitte & Touche LLP

                                       Deloitte & Touche LLP

Minneapolis, Minnesota
December 18, 2000